Exhibit 32.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO SECTION 906 OF
THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Document Security Systems, inc. (the “Company”) on Form 10-Q for the quarter ending June 30, 2008 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Philip Jones, Acting Chief Financial Officer of the Company, respectfully certify, pursuant to 18 U.S.C. section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that:

The Report fully complies with the requirements of the section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: August 11, 2008

/s/ Philip Jones

Philip Jones
Acting Chief Financial Officer
(Vice President of Finance)

A signed original of this written statement required by Section 906 has been provided to Document Security Systems, Inc and will be retained by Document Security Systems, Inc and furnished to the Securities and Exchange Commission or its staff upon request.